NORWEST ADVANTAGE FUNDS

                    NORWEST WEALTHBUILDER II GROWTH PORTFOLIO
              NORWEST WEALTHBUILDER II GROWTH AND INCOME PORTFOLIO
               NORWEST WEALTHBUILDER II GROWTH BALANCED PORTFOLIO

                                    C SHARES

                      Supplement Dated January 27, 1998 to
                        Prospectus Dated October 1, 1997



         The following section should be added after the section entitled "Reinstatement Privilege", on Page 21 of the Prospectus:

INVESTORS IN OTHER FUND FAMILIES. No sales charge is assessed on purchases of C Shares of a Fund with the proceeds of a redemption, within the preceding 60 days, of shares of a mutual fund that imposed on the redeemed shares at the time of their purchase a sales charge equal to or greater than that applicable to the C Shares of that Fund. Investors should contact the Trust for further information and to obtain the necessary forms.